Exhibit 99.1

PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

II-VI Incorporated Receives $350 Million Additional Equity Commitment from Bain Capital

PITTSBURGH, June 9, 2021 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq: IIVI), a leader in engineered materials and optoelectronic components, today announced that Bain Capital will make an additional equity investment of $350 million in II-VI, increasing its total equity commitment to the Company to $2.15 billion.

As previously disclosed, on March 31, 2021, the Company sold 75,000 shares of a new Series B-1 Convertible Preferred Stock to Bain Capital for $10,000 per share and an aggregate purchase price of $750 million. Bain Capital also committed to purchase, immediately prior to the closing of the pending business combination with Coherent, Inc., 105,000 shares of a new Series B-2 Convertible Preferred Stock for $10,000 per share and an aggregate purchase price of $1.05 billion, for a total commitment of $1.8 billion, which includes the $750 million received by II-VI on March 31, 2021. II-VI also had the right to request that Bain Capital purchase an additional 35,000 shares of Series B-2 Convertible Preferred Stock for $10,000 per share and an aggregate purchase price of $350 million, which would also occur immediately prior to the closing of the pending business combination with Coherent, Inc. With this additional $350 million commitment, Bain Capital will purchase a total of 140,000 shares of II-VI Series B-2 Convertible Preferred Stock for an aggregate purchase price of $1.4 billion immediately prior to, and conditioned on, the closing of the Coherent transaction. As a result, Bain Capital will have purchased a total of $2.15 billion of II-VI’s Series B Convertible Preferred Stock.

All of the shares of Series B Convertible Preferred Stock will be convertible into shares of II-VI common stock at a conversion price of $85 per share, and the shares of Series B-1 Convertible Preferred Stock issued in March 2021 became voting shares upon expiration of the Hart-Scott-Rodino Act waiting period on June 3, 2021.

The foregoing description of the Bain Capital investment in II-VI is subject to the full terms and conditions of the equity investment as set forth in II-VI’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II-VI believes that all forward-looking statements made in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the pending business combination transaction (the “Transaction”) between II-VI and Coherent, Inc. (“Coherent”), and the remaining equity investment by an affiliate of Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the proposed Transaction, including the receipt by either party of an unsolicited proposal from a third party; (v) II-VI’s ability to finance the proposed Transaction, the substantial indebtedness II-VI expects to incur in connection with the proposed Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of II-VI; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the proposed Transaction; (ix) the risk that disruption from the proposed Transaction materially and adversely affects the respective businesses and operations of II-VI and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed Transaction; (xi) the ability of II-VI and Coherent to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) II-VI’s and Coherent’s ability to assimilate recently acquired businesses and

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) II-VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which II-VI and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; (xxi) pricing trends, including II-VI’s and Coherent’s ability to achieve economies of scale; and/or (xxii) uncertainty as to the long-term value of II-VI common stock. II-VI disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC, and thereafter amended, in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II-VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II-VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither II-VI nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where You Can Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 21, 2021 (as amended on May 4, 2021), that includes a joint proxy statement of II-VI and Coherent and that also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the proposed transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the definitive joint proxy statement/prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at ii-vi.com/investor-relations. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at investors.coherent.com.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC (including the definitive joint proxy statement/prospectus and Form S-4). Nonetheless, II-VI, Coherent, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about II-VI’s executive officers and directors and their ownership of II-VI common stock can be found in II-VI’s proxy statement for its 2020 annual meeting, which was filed with the SEC on September 29, 2020, and in II-VI’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which was filed with the SEC on August 26, 2020. Information about Coherent’s executive officers and directors and their ownership of Coherent common stock can be found in Coherent’s proxy statement for its 2021 annual meeting, which was filed with the SEC on March 19, 2021, and in Coherent’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, which was filed with the SEC on December 1, 2020 (and amended on February 1, 2021). Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and relevant other documents to be filed with the SEC when such other documents become available. These documents may be obtained free of charge from the SEC’s website, II-VI, or Coherent using the sources indicated above.

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PRESS RELEASE	II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Contacts

Investors:	Media:
II-VI	II-VI
Mary Jane Raymond	Sard Verbinnen & Co
Chief Financial Officer	George Sard / Jared Levy / David Isaacs
investor.relations@ii-vi.com	II-VI-SVC@sardverb.com
www.ii-vi.com/contact-us

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